UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY (Address of Principal Executive Office)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(a) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 12, 2006, JPMorgan Chase & Co. (the "Registrant") announced the election of Jamie Dimon to the position of Chairman of the Board, effective December 31, 2006, in addition to his current position as Chief Executive Officer of the Firm.

The Registrant also announced the addition of the role of a Presiding Director to the Board.

A copy of the Registrant's news release dated December 12, 2006, announcing Mr. Dimon's election is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
	99.1	Registrant's news release dated December 12, 2006, announcing election of Mr. Dimon as Chairman of the Board and addition of the role of a Presiding Director to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
	By:	/s/ Anthony J. Horan
Date: December 13, 2006	Name: Title:	Anthony J. Horan Corporate Secretary

EXHIBIT INDEX
99.1	Registrant's news release dated December 12, 2006, announcing election of Mr. Dimon as Chairman of the Board and addition of the role of a Presiding Director to the Board.